Exhibit 10.2
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                              INVACARE CORPORATION




                       -----------------------------------

                           SECOND WAIVER AND AMENDMENT
                          Dated as of December 15, 2006

                                       to

                            NOTE PURCHASE AGREEMENTS
                           Dated as of October 1, 2003

                       -----------------------------------















         Re: $50,000,000 3.97% Series A Senior Notes due October 1, 2007
             $30,000,000 4.74% Series B Senior Notes due October 1, 2009
            $20,000,000 5.05% Series C Senior Notes due October 1, 2010





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
             SECOND WAIVER AND AMENDMENT TO NOTE PURCHASE AGREEMENTS

     THIS SECOND WAIVER AND AMENDMENT, dated as of December 15, 2006 (this "Waiver and Amendment") to the separate and several Note Purchase Agreements dated as of October 1, 2003, is between INVACARE CORPORATION, an Ohio corporation (the "Company"), and each of the institutions which is a signatory to this Waiver and is a Noteholder referred to below.


                                    RECITALS:

     A. The Company has previously entered into separate and several Note Purchase Agreements, each dated as of October 1, 2003, between the Company and each of the institutions identified on Schedule A thereto (together with their successors and assigns, each a "Noteholder," and, collectively, the
"Noteholders"), as amended by that certain First Amendment, dated as of September 29, 2005, to Note Purchase Agreements dated as of October 1, 2003, and that certain Waiver and Amendment, dated as of November 14, 2006 (as amended, restated or otherwise modified, the "Existing NPA Waiver"), to Note Purchase Agreements dated as of October 1, 2003 (as amended, restated or otherwise modified from time to time, collectively, the "Note Purchase Agreement"), pursuant to which the Company issued and sold its (i) $50,000,000 3.97% Series A Senior Notes due October 1, 2007 (as amended, restated, supplemented, replaced or otherwise modified hereby or from time to time, collectively, the "Series A Notes"), (ii) $30,000,000 4.74% Series B Senior Notes due October 1, 2009 (as amended, restated, supplemented, replaced or otherwise modified hereby or from time to time, collectively, the "Series B Notes"), and (iii) $20,000,000 5.05% Series C Senior Notes due October 1, 2010 (as amended, restated, supplemented, replaced or otherwise modified hereby or from time to time, collectively, the "Series C Notes", and together with the Series A Notes and the Series B Notes, collectively, the "Notes"). The Noteholders are the holders of all of the outstanding principal amount of the Notes.

     B. The Company has also previously entered into separate and several Note Purchase Agreements, each dated as of February 27, 1998, between the Company and each of the institutions identified on Schedule A thereto, as amended by that certain First Amendment, dated as of October 1, 2003, to Note Purchase Agreements dated as of February 27, 1998, that certain Second Amendment, dated as of September 29, 2005, to Note Purchase Agreements dated as of February 27, 1998, that certain Waiver and Amendment, dated as of November 14, 2006, to Note Purchase Agreements dated as of February 27, 1998 (as amended, restated or otherwise modified from time to time, the "Existing 1998 NPA Waiver") and that certain Second Waiver and Amendment, dated as of the date hereof, to Note Purchase Agreements dated as of February 27, 1998 (as amended, restated or otherwise modified from time to time, the "New 1998 NPA Waiver") (such Note Purchase Agreements, as amended, restated or otherwise modified from time to time, collectively, the "1998 Note Purchase Agreement"), pursuant to which the Company issued and sold to the purchasers named on Schedule A thereto its (i) $80,000,000 6.71% Series A Senior Notes due February 27, 2008 (as amended, restated, supplemented, replaced or otherwise modified from time to time, collectively, the "1998 Notes") and (ii) $20,000,000 6.60% Series B Senior Notes due February 27, 2005 (which Series B Notes have since been paid in full by the Company).
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     C. The Company has also  previously  entered into separate and several Note
Purchase Agreements, each dated as of April 27, 2006, between the Company and each of the institutions identified on Schedule A thereto, as amended by that certain Waiver and Amendment, dated as of November 14, 2006, to Note Purchase Agreements dated as of April 27, 2006 (as amended, restated or otherwise modified from time to time, the "Existing 2006 NPA Waiver") and that certain Second Waiver and Amendment dated as of the date hereof to Note Purchase Agreements dated as of April 27, 2006 (as amended, restated or otherwise modified from time to time, the "New 2006 NPA Waiver") (such Note Purchase Agreements, as amended, restated or otherwise modified from time to time, collectively, the "2006 Note Purchase Agreement"), pursuant to which the Company issued and sold to the purchasers named on Schedule A thereto its $150,000,000 6.15% Senior Notes due April 27, 2016 (all of such notes, as amended, restated, supplemented, replaced or otherwise modified from time to time, collectively, the "2006 Notes").

     D. The Company has also previously entered into that certain Credit Agreement dated as of January 14, 2005, among the Company, the Borrowing Subsidiaries (as defined therein), JPMorgan Chase Bank, N.A., as agent (the "Agent"), and the other bank lenders party thereto (the "Banks"), as amended by that certain Letter Agreement, dated as of March 31, 2005, that certain First Amendment to Credit Agreement, dated as of August 12, 2005, that certain Second Amendment to Credit Agreement, dated as of March 31, 2006, that certain Waiver and Amendment Agreement, dated as of November 14, 2006 (as amended, restated or otherwise modified from time to time, the "Existing Bank Waiver"), and that certain Second Waiver and Amendment Agreement (as amended, restated or otherwise modified from time to time, the "New Bank Waiver"), dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Bank Credit Agreement").

     E. The Company is also a party to (i) that certain Receivables Purchase Agreement, dated as of September 30, 2005, among the Company, as Servicer, Invacare Receivables Corporation, as Seller, Park Avenue Receivables Company, LLC and JPMorgan Chase Bank, N.A., as Agent, and the purchasers named on Schedule A thereto (the "Securitization Lenders") as amended by that certain
Amendment No. 1 to Receivables Purchase Agreement, dated as of September 28, 2006 and that certain Omnibus Waiver, Amendment and Reaffirmation of Performance Undertaking, dated as of November 14, 2006 (as amended, restated or otherwise modified from time to time, the "Existing Securitization Waiver"), and that certain Second Omnibus Waiver, Amendment and Reaffirmation of Performance Undertaking, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "New Securitization Waiver", and together with the New 1998 NPA Waiver, the New 2006 NPA Waiver and the New Bank Waiver, the "Other December 2006 Waivers") (such Receivables Purchase Agreement, as amended, restated or otherwise modified from time to time, the "Securitization Purchase Agreement"), (ii) that certain Receivables Sale Agreement, dated as of September 30, 2005, among the Company, Invacare Receivables Corporation, Healthtech Products, Inc. and Invacare Supply Group, Inc. as amended by the Existing Securitization Waiver and the New Securitization Waiver (as amended, restated or otherwise modified from time to time, the "Securitization Sale Agreement") and
(iii) that certain Performance Undertaking, dated as of September 30, 2005, in favor of Invacare Receivables Corporation (as amended, restated or otherwise modified from time to time, the "Performance Undertaking", and together with the

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
Securitization Sale Agreement and the Securitization Purchase Agreement, the "Securitization Documents", and the Securitization Documents, together with the 1998 Note Purchase Agreement, the 2006 Note Purchase Agreement and the Bank Credit Agreement, collectively, the "Other Primary Loan Agreements", and the Other Primary Loan Agreements, together with the Note Purchase Agreement, collectively, the "Primary Loan Agreements" and the Primary Loan Agreements, together with the other agreements, documents and instruments entered into in connection therewith or pursuant thereto, collectively, the "Primary Loan Documents").

     F. Pursuant to (i) the Existing NPA Waiver, the Noteholders have agreed to waive, through December 15, 2006 (subject to the terms and conditions thereof) certain Defaults and Events of Default that otherwise would exist and be continuing under the Note Purchase Agreements and which are set forth on Schedule A attached hereto (collectively, the "Existing Defaults"), (ii) the Existing 1998 NPA Waiver, the holders of the 1998 Notes (the "1998 Noteholders") have agreed to waive, through December 15, 2006, certain defaults and events of default under the 1998 Note Purchase Agreement, (iii) the Existing 2006 NPA Waiver, the holders of the 2006 Notes (the "2006 Noteholders") have agreed to waive, through December 15, 2006, certain defaults and events of default under the 2006 Note Purchase Agreement, (iv) the Existing Bank Waiver, the Banks have agreed to waive, through December 15, 2006, certain defaults and events of default under the Bank Credit Agreement and (v) the Existing Securitization Waiver, the Securitization Lenders have agreed to waive, through December 15, 2006, certain "Termination Events" and "Potential Termination Events" under (and as defined in) the Securitization Sale Agreement and certain "Amortization Events" and "Potential Amortization Events" under (and as defined in) the Securitization Purchase Agreement (all of such events, the "Existing Securitization Defaults" and together with any other such events from time to time existing under such documents, the "Securitization Defaults").

     G. The Company has requested that the Noteholders agree to extend the waivers of the Existing Defaults under the Note Purchase Agreement, and the Noteholders are agreeable to such request, solely on the terms and conditions set forth herein, including, without limitation, the amendments described in
Section 2 hereof.

     H. The Company has likewise requested that (i) the 1998 Noteholders agree to extend the waivers of the defaults and events of default under the 1998 Note Purchase Agreement pursuant to the terms of the New 1998 NPA Waiver, (ii) the 2006 Noteholders agree to extend the waivers of the defaults and events of default under the 2006 Note Purchase Agreement pursuant to the terms of the New 2006 NPA Waiver, (iii) the Banks agree to extend the waivers of the defaults and events of default under the Bank Credit Agreement (and waive any new defaults or events of default thereunder) pursuant to the terms of the New Bank Waiver and
(iv) the Securitization Lenders agree to extend the waivers of the Existing Securitization Defaults under the Securitization Documents pursuant to the terms of the New Securitization Waiver.

     I. All requirements of law have been fully complied with and all other acts and things necessary to make this Waiver and Amendment a valid, legal, and binding instrument according to its terms for the purposes herein expressed have been done or performed.

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     NOW, THEREFORE,  upon the full and complete  satisfaction of the conditions precedent to the effectiveness of this Waiver and Amendment set forth in Section 4 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned Noteholders do hereby agree as follows:

SECTION 1. TEMPORARY WAIVER.

     (a) The Company acknowledges and agrees that, as a result of the Existing Defaults under the Note Purchase Agreement, the Noteholders may, on or after December 15, 2006, if they so elect, proceed to enforce their respective rights and remedies under the Note Purchase Agreement to collect the Company's obligations thereunder.

     (b) Subject to the terms and conditions of this Waiver and Amendment, the Noteholders hereby agree to temporarily waive (collectively, the "Waivers") the Existing Defaults during the period (the "Waiver Period") commencing on the Effective Date and expiring on the earliest to occur of (i) January 31, 2007, unless such date has been automatically extended to February 15, 2007 as provided in Section 1(c) below (the "Outside Waiver Termination Date"), (ii) any Default or Event of Default under the Note Purchase Agreement (including, without limitation, any Default or Event of Default arising out of a failure to comply with any term, covenant or condition of the Existing NPA Waiver, including Section 5 thereof as amended hereby), (iii) the breach or nonperformance by the Company or any Subsidiary of any covenant, agreement or condition set forth in this Waiver and Amendment or the Other December 2006 Waivers, (iv) any breach of, default, event of default or Securitization Default under any Other Primary Loan Agreement (or any amendment or waiver with respect thereto) or any termination or other expiration of the waiver period set forth in the Other December 2006 Waivers, and (v) the date on which any representation or warranty in Section 3 hereof fails to be true and correct.

     (c) The Outside Waiver Termination Date shall be automatically extended from January 31, 2007 to February 15, 2007, without notice or any other action, if (i) on or prior to December 22, 2006, the Company has provided each of the Noteholders with a fully executed commitment letter or letters (as amended or otherwise modified from time to time, collectively, the "Commitment Letters") providing fully underwritten commitments from one or more reputable financial institutions and/or institutional investors to provide financing to the Company in an aggregate amount sufficient to pay in full all outstanding obligations of the Company and its Subsidiaries under the Primary Loan Documents on or prior to February 15, 2007, in form and substance satisfactory to the Required Holders and (ii) the waiver period under each of the Other December 2006 Waivers has likewise been (or shall be, concurrently with the extension of the Waiver Period) extended to February 15, 2007 on terms and conditions satisfactory to the Required Holders; provided, however if on or prior to January 31, 2007, (x) any of the Commitment Letters is terminated (unless the commitments under the remaining Commitment Letters, after giving effect to such termination and any new Commitment Letter or Commitment Letters entered into by the Company in replacement of such terminated Commitment Letter and delivered to each of the Noteholders prior to such termination, are sufficient to pay in full all outstanding obligations of the Company and its Subsidiaries under the Primary Loan Documents on or prior to February 15, 2007) or (y) the waiver period under

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any of the Other  December  2006 Waivers shall have reverted to January 31, 2007 then, in any such case, the Outside Waiver Termination Date shall revert to January 31, 2007; provided, further that if any of the events described in the foregoing clauses (x) or (y) occurs after January 31, 2007, the Waiver Period shall expire as of the occurrence of such event without notice or any further action.

     (d) The waiver contemplated in this Section 1 shall be effective only for the Existing Defaults and only for the Waiver Period, and such waiver shall not entitle the Company to any future waiver in similar or other circumstances and shall automatically cease to be effective upon the expiration of the Waiver Period, without notice or other action of any kind by the Noteholders. Such waiver shall not prejudice or constitute a waiver of any right or remedies which any Noteholder may have or be entitled to with respect to any other breach of any provision of any of the Note Purchase Agreement or the Notes. The
Noteholders reserve their respective rights, in their discretion, to exercise any or all of their rights and remedies under the Note Purchase Agreement and Notes as a result of the Existing Defaults upon the expiration of the Waiver
Period. Without limiting the foregoing, upon the expiration of the Waiver Period, an Event of Default will continue to exist under the Note Purchase Agreement, and the Noteholders may, without the need for the expiration of grace periods, if any, in connection with the Existing Defaults (but otherwise in accordance with the terms of the Note Purchase Agreement), accelerate the payment in full of the obligations owed to the Noteholders under the Note Purchase Agreement and Notes, and enforce and exercise any or all of the Noteholders' rights under or in respect of the Note Purchase Agreement and the Notes and under applicable law.

     (e) For avoidance of doubt, it is hereby acknowledged and agreed to by the Company that the addition of the agreements and covenants in Section 5 hereof and their continuance beyond the Waiver Period are not to be construed as an acquiescence or waiver of the Existing Defaults beyond the Waiver Period but are added for additional protection of the Noteholders, and the Noteholders shall retain all their rights and remedies under or in respect of the Note Purchase Agreement and Notes and under applicable law with respect to the Existing Defaults upon the expiration or termination of the Waiver Period.

SECTION 2. AMENDMENTS.

     Section 2.1. Amendment and Restatement of the Notes.

          (a) Amendment and Restatement.

               (i) Each Series A Note is hereby, without any further action required on the part of any Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit 2.1(a) to this Agreement (except that the principal amount and the payee of each such Series A Note shall remain unchanged). Any Series A Note issued on or after the Effective Date shall be in the form of Exhibit 2.1(a) to this Waiver and Amendment.

               (ii) Each Series B Note is hereby, without any further action required on the part of any Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit 2.1(b) to this

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
          Agreement (except that the principal amount and the payee of each such Series B Note shall remain unchanged). Any Series B Note issued on or after the Effective Date shall be in the form of Exhibit 2.1(b) to this Waiver and Amendment.

               (iii) Each Series C Note is hereby, without any further action required on the part of any Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit 2.1(c) to this Agreement (except that the principal amount and the payee of each such Series C Note shall remain unchanged). Any Series C Note issued on or after the Effective Date shall be in the form of Exhibit 2.1(c) to this Waiver and Amendment.

          (b) Replacement Notes. Upon the request of any Noteholder, the Company will issue a replacement Note or Notes (consistent with the terms hereof) in favor of such Noteholder in the appropriate form in exchange for the Note or Notes of such Noteholder delivered to the Company at the time of such exchange.

     Section 2.2. Amendments of Existing NPA Waiver.

          (a) Section 5 of the Existing NPA Waiver is hereby amended by deleting the phrase "and continuing through April 15, 2007" in the third and fourth lines thereof.

          (b) Section 5(b) of the Existing NPA Waiver is hereby amended and restated in its entirety to read as follows:

               "(b) the Company will not, and will not permit any of its Subsidiaries to, at any time, directly or indirectly (i) create, incur, assume, guarantee, or otherwise become liable in respect of (A) any Debt of the Company other than Debt incurred under the Credit Agreement, (B) any Debt of Subsidiaries other than Debt incurred under the Credit Agreement by Subsidiaries that are party to the Credit Agreement as of December 15, 2006 and (C) any Securitization except that one or more Special Purpose Subsidiaries that are party to the Securitization Documents as of December 15, 2006 may become liable in respect of a Permitted Receivables Securitization Program not exceeding $75,401,750 (not including obligations in respect of fees, expenses, indemnities and other reimbursement obligations permitted under such Permitted Receivables Securitization Program) in the aggregate at any time and (ii) create, incur, assume or suffer to exist, any Lien securing any Debt of the Company or any Subsidiary or any Lien created, incurred, assumed or otherwise existing with respect to any Securitization, except Liens incurred on receivables, related assets and collections of the Company or any Subsidiary in connection with such assets being transferred to a Special Purpose Subsidiary pursuant to a Permitted Receivables Securitization Program as permitted in accordance with Section 5(f) of this Waiver; as used in this Section 5(b), "Securitization" means one or more transactions wherein the Company and/or a Subsidiary transfers receivables, related assets and collections of the Company and/or such Subsidiary to a special purpose Subsidiary which issues or incurs indebtedness secured by such receivables and all of its other assets;"

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

               (c) Section 5(i) of the Existing NPA Waiver is hereby amended and restated in its entirety to read as follows:

                    "(i)  the  Company   will  not,  and  will  not  permit  any
               Subsidiary to, (x) enter into any agreement restricting the ability of the Company and its Subsidiaries to amend or modify the Note Purchase Agreement or Notes or any document or instrument executed in connection therewith, except as set forth in the waiver/amendment to the Bank Credit Agreement referred to in Section 3(c) hereof or (y) enter into any agreement or arrangement requiring any defeasance of the Bank Credit Agreement; and"

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     To induce the Noteholders to execute and deliver this Waiver and Amendment (which representations shall survive the execution and delivery of this Waiver and Amendment), the Company represents and warrants to the Noteholders that:

     (a) this Waiver and Amendment has been duly authorized, executed and delivered by it and this Waiver and Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

     (b) the Note Purchase Agreement, as modified by this Waiver and Amendment, constitutes the legal, valid, and binding obligations, contracts, and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally;

     (c) the execution, delivery and performance by the Company of this Waiver and Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) does not and will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or
(3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
(iii)(A)(3) of this Section 3(c) or (C) result in the creation of any Lien;

     (d) as of the date hereof and after giving effect to this Waiver and Amendment and the Other December 2006 Waivers,

          (i) no Default or Event of Default has occurred which is continuing under the Note Purchase Agreement,

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
          (ii) no default, event of default, Securitization Default or similar event has occurred and is continuing under any Other Primary Loan Agreement; and

     (e) all the representations and warranties made by the Company in the Note Purchase Agreement are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein, except (i) those representations and warranties included in the Existing Defaults and (ii) to the extent that any of such representations and warranties expressly relate by their terms to a prior date;

     (f) neither the Company nor any of its Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit for any creditor of the Company, in connection with the obtaining of any consents or approvals in connection with the transactions contemplated hereby (including, without limitation, under the Other Primary Loan Agreements), other than (i) with respect to the Notes, the payment of the waiver fees referred to in Section 4(b)(i) below and the additional fee payable in accordance with Section 5.2 below, (ii) with respect to the 1998 Notes, a waiver fee equal to 0.10% of the aggregate outstanding principal amount of the 1998 Notes paid pro rata to the 1998 Noteholders, (iii) with respect to the 2006 Notes, a waiver fee equal to 0.10% of the aggregate outstanding principal amount of the 2006 Notes paid pro rata to the 2006 Noteholders, (iv) with respect to the Bank Credit Agreement, a waiver fee equal to 0.10% of the aggregate commitments of the Banks, (v) the waiver fee payable to the Securitization Lenders under Section 4 of the New Securitization Waiver and (vi) with respect to the 1998 Notes, the 2006 Notes and the Bank Credit Agreement, a fee payable to the Banks, the 1998 Noteholders and the 2006 Noteholders, respectively, on substantially identical terms to those set forth in Section 5.2 below with respect to the fee payable to the holders of Notes under such Section;

     (g) the amount of Consolidated Debt of the Company and its Subsidiaries (as defined in and as calculated under the Note Purchase Agreement) as of December 15, 2006, is $500,762,618, as described in further detail on Schedule B hereto;

     (h) the amount of all Revolving Credit Advances (as defined in the Bank Credit Agreement) outstanding under the Bank Credit Agreement as of December 15, 2006 is $157,893,617, consisting of $117,254,840 in Revolving Credit Advances made to Subsidiaries and $40,638,778 in Revolving Credit Advances made to the Company; and as of December 15, 2006, there are no Bid-Option Loans (as defined in the Bank Credit Agreement) outstanding;

     (i) on December 15, 2006, the Company and its Subsidiaries have the right to obtain Advances (as defined in the Credit Agreement) of $20,000,000 under the Credit Agreement;

     (j) except as set forth and described in the Recitals hereto, the Company has not entered into any amendment or waiver or entered into any agreement having the effect of an amendment or waiver with respect to any provision of any of the Primary Loan Documents; and

     (k) there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any governmental authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 4. CONDITIONS TO EFFECTIVENESS; POST-CLOSING COVENANTS.

     (a) The Waivers shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the "Effective Date"):

          (i) executed counterparts of this Waiver and Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

          (ii) the  representations  and  warranties of the Company set forth in
     Section 3 hereof are true and correct on and with respect to the date hereof and (except to the extent that any of such representations and warranties expressly relate by their terms to a prior date) the Effective Date;

          (iii) the Company shall have furnished to the Noteholders and their special counsel an executed copy of the New Bank Waiver which shall provide for any amendment, modification, waiver, or consent necessary to waive the defaults or events of default waived under the Existing Bank Waiver, together with any other defaults or events of default that have occurred and are continuing, for the Waiver Period, and any such amendment, modification, waiver, or consent shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel (including, without limitation, with respect to any waiver thereunder not expiring before the end of the Waiver Period hereunder), and on the Effective Date, after giving effect to the New Bank Waiver, (i) the Company and its Subsidiaries have the right to obtain Advances of not less than $20,000,000 under the Credit Agreement and (ii) the "Termination Date" under the Credit Agreement shall not be on a date prior to January 14, 2010;

          (iv) the Company shall have furnished to the Noteholders and their special counsel an executed copy of the New 1998 NPA Waiver which shall provide for any amendment, modification, waiver, or consent necessary to waive the defaults or events of default waived under the Existing 1998 NPA Waiver for the Waiver Period, and any such amendment, modification, waiver, or consent shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel (including, without limitation, with respect to any waiver thereunder not expiring before the end of the Waiver Period hereunder);

          (v) the Company shall have furnished to the Noteholders and their special counsel an executed copy of the New 2006 NPA Waiver which shall provide for any amendment, modification, waiver, or consent necessary to waive the defaults or events of default waived under the Existing 2006 NPA Waiver for the Waiver Period, and any such amendment, modification, waiver, or consent shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel (including, without limitation, with respect to any waiver thereunder not expiring before the end of the Waiver Period hereunder);

          (vi) the Company shall have furnished to the Noteholders and their special counsel an executed copy of the New Securitization Waiver which shall provide for an amendment, modification, waiver, or consent necessary to waive the Existing Securitization Defaults for the Waiver Period, and any such amendment, modification, waiver, or consent shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel (including, without limitation, with respect to any waiver thereunder not expiring before the end of the Waiver Period hereunder);

          (vii) the Company shall have acknowledged and agreed to an engagement agreement between Bingham McCutchen LLP (on behalf of the Noteholders) and FTI Consulting, Inc. (as amended, restated or otherwise modified from time to time, the "Financial Advisor Engagement Agreement") satisfactory in form and substance to the Noteholders and their special counsel;

          (viii) the Company shall have acknowledged and agreed to an engagement agreement among the Noteholders and Bingham McCutchen LLP (as amended, restated or otherwise modified from time to time, the "Bingham Engagement Agreement", and together with the Financial Advisor Engagement Agreement, the "Engagement Agreements") satisfactory in form and substance to the Noteholders and their special counsel;

          (ix) the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery, and performance by the Company of this Waiver and Amendment, certified by its Secretary or an Assistant Secretary, together with documentation evidencing all other proceedings taken in connection with the transactions contemplated by this Waiver and Amendment, and all documents necessary to the consummation thereof, in each case, which shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel;

          (x) the Noteholders shall have received such lien searches with respect to the Company as are reasonably required by the Noteholders or their special counsel; and

          (xi) a statement of the Company's and its Subsidiaries' cash balances as of the close of business on Friday, December 15, 2006, certified as true and correct by a Senior Financial Officer.

     (b) The Company shall, on or prior to December 18, 2006:

          (i) pay to each Noteholder, by wire transfer of immediately availably funds, a waiver fee, whether or not such holder has signed this Waiver and Amendment, in an amount equal to 0.10% of the aggregate outstanding principal amount of the Notes held by such Noteholder; such fee shall be deemed earned when paid and shall not be subject to recovery or repayment in the event this Waiver and Amendment is terminated or rescinded for any reason;

          (ii) pay the reasonable fees and disbursements of the Noteholders' special counsel, Bingham McCutchen LLP, and the Noteholder's financial advisor, FTI Consulting, Inc., incurred in connection with the negotiation, preparation, execution and delivery of this Waiver and Amendment and the transactions contemplated hereby, and any fees and expenses of Chapman and Cutler LLP in connection with the negotiation, preparation, execution and delivery of the Existing NPA Waivers that have not yet been paid; the payment of the fees and disbursements pursuant to this Section 4(b)(ii) does not preclude the Noteholders' rights to indemnification and reimbursement for other costs and expenses as provided in Section 6 of this Waiver and Amendment or Section 16 of the Note Purchase Agreement; and

          (iii) pay the fee reserves payable to the Bingham McCutchen LLP and FTI Consulting, Inc. under the terms of their respective Engagement Letters.

     The failure of the Company to comply with any of the covenants set forth in this Section 4(b) shall constitute, and shall be deemed to constitute, an immediate Event of Default under Section 12(c) of the Note Purchase Agreement.

SECTION 5. COVENANTS.

     In addition to and without limiting the Company's obligations under the Note Purchase Agreement, the Company covenants and agrees that at all times from and after the date hereof:

     Section 5.1. Compliance with Financial Advisor Engagement Agreement. The Company shall comply with each of the terms and conditions of the Financial Advisor Engagement Agreement.

     Section 5.2. Fee Upon Failure to Deliver (or Termination of) Commitment Letters. If either (i) the condition set forth in Section 1(c)(i) of this Waiver and Amendment is not met or (ii) the event set forth in clause (x) of the first proviso to Section 1(c)(i) of this Waiver and Amendment occurs, the Company shall pay, and there shall become due and payable, on the next Business Day following the first to occur of the events set forth in the foregoing clause (i) or clause (ii), a fee to each Noteholder in an amount equal to 0.15% of the aggregate outstanding principal amount of the Notes then held by such Noteholder (which fee shall be paid by wire transfer of immediately available funds); such fee shall be deemed earned when paid and shall not be subject to recovery or repayment in the event this Waiver and Amendment is thereafter terminated or rescinded for any reason.

     Section 5.3. Payment of Additional Fees or Compensation to Creditors. The Company will not, and will not permit any of its Subsidiaries or Affiliates to, pay or agree to pay any fees or other consideration, or give any additional security or collateral, or shorten the maturity or average life of any indebtedness or permanently reduce any borrowing capacity, in each case, in favor of or for the benefit for any creditor of the Company (or any agent of any creditor or group of creditors) without the prior written consent of the Required Holders (other than a fee payable to the Banks, the 1998 Noteholders and the 2006 Noteholders on substantially identical terms to those set forth in
Section 5.2 above with respect to the fee payable to the Noteholders under such Section).

     Section 5.4. Amendments to Primary Loan Documents. The Company will not permit any Primary Loan Document or any amendment or waiver of any Primary Loan Document (in each case, other than the Note Purchase Agreement and the Notes), to be amended, waived or otherwise modified after the date hereof without the prior written consent of the Required Holders.

     Section 5.5. Closing of New Credit Facilities; Prepayment. The Company covenants and agrees that it shall close the credit facilities which are the subject of the Commitment Letters on or before February 15, 2007 and it shall make a drawing under such credit facilities on or before February 15, 2007 for the purpose of prepaying all amounts owing under the Note Purchase Agreement. Any such prepayment shall be deemed to be an optional prepayment of the Company's obligations under the Note Purchase Agreement and the Notes in accordance with Section 8.2 of the Note Purchase Agreement, and the Noteholders waive the requirement of prior written notice of prepayment thereunder in connection with such prepayment.

     The failure of the Company to comply with any of the covenants set forth in this Section 5 shall constitute, and shall be deemed to constitute, an immediate Event of Default under Section 12(c) of the Note Purchase Agreement.

SECTION 6. FEES AND EXPENSES.

     The Company shall pay the fees and disbursements of the Noteholders' special counsel, Bingham McCutchen LLP and the Noteholders' financial advisor, FTI Consulting, Inc., incurred in connection with the negotiation, preparation, execution and delivery of this Waiver and Amendment and the transactions contemplated hereby in accordance with the terms of the Engagement Letters. This provision shall be supplementary to, and shall not in any way be deemed to limit, the Noteholders' rights to indemnification and reimbursement for other costs and expenses as provided in Section 16 of the Note Purchase Agreement.

SECTION 7. RELEASE.

     In order to induce the Noteholders to enter into this Waiver and Amendment, the Company acknowledges and agrees that: (a) neither the Company nor any of its Subsidiaries has any claim or cause of action against any of the Noteholders or any of their respective directors, trustees, officers, employees or agents (collectively, the "Released Parties") relating to or arising out of the Note Purchase Agreement or Notes or any of the transactions related thereto; (b) neither the Company nor any of its Subsidiaries has any offset right, right of recoupment, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to any of the Released Parties; and (c) each of the Released Parties has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company and its Subsidiaries under the Note Purchase Agreement. Notwithstanding this representation and as further consideration for the agreements and understandings herein, the Company, on behalf of itself and its employees, agents, executors, heirs, successors and assigns (the "Releasing Parties"), hereby releases the Noteholders, its respective predecessors, officers, directors, trustees, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to the Note Purchase Agreement or Notes or any of the transactions relating thereto. No Released Party shall be liable with respect to, and the Company hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages relating to the Note Purchase Agreement and the Notes or arising out of its activities in connection herewith or therewith (whether before, on or after the date hereof).

SECTION 8. AMENDMENTS AND WAIVERS.

     This Waiver and Amendment may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders.

SECTION 9. DEFINITIONS.

     Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement, unless defined herein (in which case such terms shall have the meanings set forth herein) or the context shall otherwise require.

SECTION 10. MISCELLANEOUS.

     Section 10.1. More Favorable Provisions. The Company acknowledges and agrees that any covenants, defaults or similar provisions set forth in any of the Other December 2006 Waivers not substantially provided for in this Waiver and Amendment, or any such covenants, defaults or similar provisions that are more favorable to the creditors thereunder than the covenants, defaults or similar provisions hereunder, are hereby incorporated by reference into this Waiver and Amendment to the same extent as if set forth fully herein, and no subsequent amendment, waiver, termination or modification thereof shall affect any such covenants, terms, conditions or defaults as incorporated herein.

     Section 10.2. Construction; References to Note Purchase Agreement. This Waiver and Amendment shall be construed in connection with and as part of the Note Purchase Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Waiver and Amendment may refer to the Note Purchase Agreement without making specific reference to this Waiver and Amendment but nevertheless all such references shall include this Waiver and Amendment unless the context otherwise requires. This Waiver and Amendment shall not be construed more strictly against the Noteholders merely by virtue of the fact that the same has been prepared by the Noteholders or their counsel, it being recognized that the Company and the Noteholders have contributed substantially and materially to the preparation of this Waiver and Amendment, and each of the parties hereto waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Waiver and Amendment.

     Section 10.3. Ramifications of Waiver; Reaffirmation. The Company acknowledges that the waivers and amendments granted hereunder by the Noteholders shall not be construed as an agreement to amend or waive any other provision of any of the Note Purchase Agreement, and the Noteholders shall have no obligation to enter into any such amendment or waiver. Other than the Existing Defaults temporarily waived during the Waiver Period, none of the Noteholders have waived, nor are they by this Waiver and Amendment waiving, and have made no commitment to waive, any other Default or Event of Default that may occur or be continuing on the date hereof or may occur or be continuing after the date hereof. The Noteholders reserve their respective rights, in their discretion, to exercise any or all of their rights and remedies under the Note Purchase Agreement as a result of any other such Default or Event of Default. No delay or omission of the Noteholders to exercise any right under the Note Purchase Agreement shall impair any such right or be construed to be a waiver of any other such Default or Event of Default or an acquiescence therein. Except as modified, waived or expressly amended by this Waiver and Amendment, all terms, conditions, and covenants contained in the Note Purchase Agreement are hereby ratified and confirmed by the Company and shall be and remain in full force and effect.

     Section 10.4. Affirmation of Recitals; etc. The Company hereby acknowledges and affirms the accuracy of all recitals to this Waiver and Amendment. The Company represents that neither it, nor any of its Subsidiaries, has any intention to file or acquiesce in the filing of any bankruptcy or insolvency proceeding hereafter and that the Company believes that the period of time allowed by this Waiver and Amendment is sufficient for the Company and its Subsidiaries to accomplish the transactions that they have undertaken as represented by the Company to the Noteholders.

     Section 10.5. Further Assurances. The Company will, and will cause each of its Subsidiaries to, execute and deliver any and all documents reasonably deemed necessary or appropriate by the Noteholders to carry out the intent of and/or to implement this Waiver and Amendment.

     Section 10.6. Section Headings. The descriptive headings of the various Sections or parts of this Waiver and Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 10.7. Governing Law. This Waiver and Amendment shall be governed by and construed and enforced in accordance with the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     Section 10.8. Survival. The provisions of Sections 6 and 7 of this Waiver and Amendment shall survive and continue in effect following any termination, rescission or expiration of this Waiver and Amendment.

     Section 10.9. Time is of the Essence. TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS, OR OTHER PROVISIONS HEREIN.

     Section 10.10. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.



                  [Remainder of page left intentionally blank]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Waiver and Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.




                              INVACARE CORPORATION


                              By: /s/ Gregory C. Thompson
                              Name: Gregory C. Thompson
                              Title: Chief Financial Officer

The foregoing is hereby agreed to as of the date thereof:


                           AMERICAN UNITED LIFE INSURANCE COMPANY


                           By /s/ Michael I. Bullock
                           Name: Michael L. Bullock
                           Title: V.P. Private Placements



                           THE LAFAYETTE LIFE INSURANCE COMPANY

                           By: American United Life Insurance Company, Its Agent


                           By /s/ Michael I. Bullock
                           Name: Michael L. Bullock
                           Title: V.P. Private Placements



                            METROPOLITAN LIFE INSURANCE COMPANY



                            By: /s/ Judith Gulotta
                            Name: Judith Gulotta
                            Title: Director



                          MEDICAL PROTECTIVE COMPANY



                           By
                           Name:
                           Title:

The foregoing is hereby agreed to as of the date thereof:



                           GENERAL LIFE INSURANCE COMPANY

                           By /s/ John R. Enders
                           Name: John R. Enders
                           Title: Investment Officer



                           GENWORTH LIFE AND ANNUITY INSURANCE COMPANY (F/K/A GE Life and Annuity Assurance Company)


                           By /s/ John R. Enders
                           Name: John R. Enders
                           Title: Investment Officer



                           MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                           By: Babson Capital Management LLC, as Investment Adviser


                           By /s/ Thomas P.Shea
                           Name: Thomas P.Shea
                           Title: Managing Director



                           C.M. LIFE INSURANCE COMPANY

                           By: Babson Capital Management LLC, as Investment Sub-Adviser


                           By /s/ Thomas P.Shea
                           Name: Thomas P.Shea
                           Title: Managing Director

The foregoing is hereby agreed to as of the date thereof:



                           TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                           By: /s/ Roi G. Chandy
                           Name: Roi G. Chandy
                           Title: Director



                           TIAA-CREF LIFE INSURANCE COMPANY

                           By: Teachers Insurance and Annuity Association of America, as Investment Manager


                           By: /s/ Roi G. Chandy
                           Name: Roi G. Chandy
                           Title: Director



                           PRINCIPAL LIFE INSURANCE COMPANY

                           By:   Principal Global Investors, LLC
                                 a Delaware limited liability company,
                                 its authorized signatory


                           By /s/ Deborah Svoboda EPP
                           Name: Deborah Svoboda
                           Title: EPP Counsel



                           By /s/ James C. Fifield
                           Name: James C. Fifield
                           Title: Counsel

The foregoing is hereby agreed to as of the date thereof:


                           PIONEER MUTUAL LIFE INSURANCE COMPANY

                           By: American United Life Insurance Company, Its Agent


                           By /s/ Michael I. Bullock
                           Name: Michael I. Bullock
                           Title: V.P. Private Placements



                           THE STATE LIFE INSURANCE COMPANY

                           By: American United Life Insurance Company, Its Agent


                           By /s/ Michael I. Bullock
                           Name: Michael I. Bullock
                           Title: V.P. Private Placements



                           AMERICAN FAMILY LIFE INSURANCE COMPANY


                           By /s/ Phillip Hannifan
                           Name: Phillip Hannifan
                           Title: Investment Director

The foregoing is hereby agreed to as of the date thereof:

                           GE REINSURANCE CORPORATION


                           By /s/ John H DeMallie
                           Name: John H DeMallie
                           Title: Vice President



                           AMERITAS LIFE INSURANCE CORP.
                           By   Ameritas Investment Advisors Inc., as Agent


                           By /s/ Andrew S. White
                           Name: Andrew S. White
                           Title: Vice President - Fixed Income Securities



                           ACACIA LIFE INSURANCE CORP.
                           By   Ameritas Investment Advisors Inc., as Agent


                           By /s/ Andrew S. White
                           Name: Andrew S. White
                           Title: Vice President - Fixed Income Securities

                                                                     Schedule A

                                Existing Defaults

Events of Default under Section 12.1(c) of the Note Purchase Agreement by virtue of (a) the continuing failure of the Company to comply with Section 11.3 (the Consolidated Debt covenant which is tested at all times) and (b) the failure of the Company to give the written notice of its failure to comply with Section 11.3, as required by Section 7.1(d).

Events of Default under Section 12(f) of the Note Purchase Agreement (by operation of Section 5(j) of the Existing NPA Waiver) due to the existence of the defaults, events of default and Securitization Defaults described in the Other December 2006 Waivers.

                                                                      Schedule B

                        Description of Consolidated Debt



                         [to be provided by the Company]

                                                                  EXHIBIT 2.1(a)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES A SENIOR NOTE]


                              INVACARE CORPORATION

                 3.97% SERIES A SENIOR NOTE DUE OCTOBER 1, 2007

No. RA -__

PPN:

$__________                                                              [Date]

         FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to _______________ or registered assigns, the principal sum of
_________________________________ DOLLARS ($__________) on October 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 3.97% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest, and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements (defined below)), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series A Default Rate (as defined in the Note Purchase Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the 3.97% Series A Senior Notes due October 1, 2007 (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003, as amended by that certain First Amendment, dated as of September 29, 2005, to Note Purchase Agreements dated as of October 1, 2003, that certain Waiver and Amendment, dated as of November 14, 2006, to Note Purchase Agreements dated as of October 1, 2003, and that certain

Second Waiver and Amendment, dated as of December 15, 2006, to Note Purchase Agreements dated as of October 1, 2003 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified hereby or from time to time in accordance with the terms hereof and thereof, collectively, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer, duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       INVACARE CORPORATION



                                       By:
                                       Name: ________________________________
                                       Title: _______________________________

                                                                  EXHIBIT 2.1(b)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES B SENIOR NOTE]


                              INVACARE CORPORATION

                 4.74% SERIES B SENIOR NOTE DUE OCTOBER 1, 2009

No. RB -__

PPN:

$__________                                                               [Date]

     FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to
_______________    or    registered    assigns,    the    principal    sum    of
_________________________________ DOLLARS ($__________) on October 1, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 4.74% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest, and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements (defined below)), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series B Default Rate (as defined in the Note Purchase Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the 4.74% Series B Senior Notes due October 1, 2009 (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003, as amended by that certain First Amendment, dated as of September 29, 2005, to Note Purchase Agreements dated as of October 1, 2003, that certain Waiver and Amendment, dated as of November 14, 2006, to Note Purchase Agreements dated as of October 1, 2003, and that certain

Second Waiver and Amendment, dated as of December 15, 2006, to Note Purchase Agreements dated as of October 1, 2003 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified hereby or from time to time in accordance with the terms hereof and thereof, collectively, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer, duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       INVACARE CORPORATION



                                       By:
                                       Name: ________________________________
                                       Title: _______________________________

                                                                  EXHIBIT 2.1(c)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                         [FORM OF SERIES C SENIOR NOTE]


                              INVACARE CORPORATION

                 5.05% SERIES C SENIOR NOTE DUE OCTOBER 1, 2010

No. RC -__

PPN:

$__________                                                               [Date]

     FOR VALUE RECEIVED, the undersigned, INVACARE CORPORATION, an Ohio corporation (herein called the "Company"), hereby promises to pay to
_______________    or    registered    assigns,    the    principal    sum    of
_________________________________ DOLLARS ($__________) on October 1, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at a rate equal to 5.05% per annum from the date hereof, payable semiannually on April 1 and October 1 in each year, commencing with the April 1 or October 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest, and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements (defined below)), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Series C Default Rate (as defined in the Note Purchase Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Elyria, Ohio or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of the 5.05% Series C Senior Notes due October 1, 2010 (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, each dated as of October 1, 2003, as amended by that certain First Amendment, dated as of September 29, 2005, to Note Purchase Agreements dated as of October 1, 2003, that certain Waiver and Amendment, dated as of November 14, 2006, to Note Purchase Agreements dated as of October 1, 2003, and that certain

Second Waiver and Amendment, dated as of December 15, 2006, to Note Purchase Agreements dated as of October 1, 2003 (as amended, restated or otherwise modified prior to the date hereof and as amended or otherwise modified hereby or from time to time in accordance with the terms hereof and thereof, collectively, the "Note Purchase Agreements"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer, duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to certain prepayments in the events, on the terms and in the manner and amounts as provided in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       INVACARE CORPORATION



                                       By:
                                       Name: ________________________________
                                       Title: _______________________________